Exhibit 13.2

Certification of the Principal Financial Officer of

Cemex, S.A.B. de C.V.

Pursuant to 18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 20-F of Cemex, S.A.B. de C.V. (the “Company”) for the year ended December 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Maher Al-Haffar, as Executive Vice President of Finance and Administration and Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 24, 2026	By:	/s/ Maher Al-Haffar
	Name:	Maher Al-Haffar
	Title:	Executive Vice President of Finance and Administration and Chief Financial Officer